SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **SANDFIELD VENTURES CORP.**, did on November 5, 2007, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on November 6, 2007.

ROSS MILLER
Secretary of State

By
Certification Clerk

DEAN HELLER
Secretary of State

206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708

Articles of Incorporation
(PURSUANT TO NRS 78)

Filed in the office of	Document Number
[signature] Ross Miller, Secretary of State, State of Nevada	20070757454-71
	Filing Date and Time: 11/05/2007 1:26 PM
	Entity Number: E0761652007-8

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Sandfield Ventures Corp.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	Resident Agents of Nevada, Inc. #83364 Name 711 S. Carson St. Suite 4 — Carson City, NEVADA 89701 Street Address — City — Zip Code Optional Mailing Address — City — State — Zip Code
3. Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 75,000,000 Par value: $ 0.001 Number of shares without par value:
4. Names & Addresses, of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)	1. Mark R. Holcombe Name Caves Village, West Bay Street — Nassau, New Providence, Bahamas CB-12043 Street Address — City — State — Zip Code 2. Name Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5. Purpose: (optional–see instructions)	The purpose of this Corporation shall be: To engage in any lawful activity
6. Names, Address and Signature of Incorporator: (attach additional page if there is more than 1 incorporator)	Sandra L. Miller — [signature] Name — Signature 711 S. Carson St. Suite 4 — Carson City, Nevada 89701 Address — City — State — Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. [signature] — November 6, 2007 Authorized Signature of R.A. or On Behalf of R.A. Company — Date

This form must be accompanied by appropriate fees. See attached fee schedule.

ARTICLES OF INCORPORATION

OF

SANDFIELD VENTURES CORP.

The undersigned, to form a Nevada corporation, CERTIFIES THAT:

I. NAME: The name of the corporation is: **Sandfield Ventures Corp.**

II. REGISTERED OFFICE: RESIDENT AGENT: The location of the registered office of this corporation within the State of Nevada is 711 S. Carson St. Suite 4, Carson City, Nevada 89701; this corporation may maintain an office or offices in such other place within or without the State of Nevada as may be from time to time designated by the Board of Directors or by the By-Laws of the corporation; and this corporation may conduct all corporation business of every kind or nature, including the holding of any meetings of directors or shareholders, inside or outside the State of Nevada, as well as without the State of Nevada.

The Resident Agent for the corporation shall be Resident Agents of Nevada, Inc., 711 S. Carson St. Suite 4, Carson City, Nevada 89701.

III. PURPOSE: The purpose for which this corporation is formed is: To engage in any lawful activity.

IV. AUTHORIZATION OF CAPITAL STOCK: The amount of the total authorized capital stock of the corporation shall be **SEVENTY FIVE THOUSAND** Dollars **($75,000.00)**, consisting of **SEVENTY FIVE MILLION (75,000,000)** shares of **Common Stock**, par value **$.001** per share.

V. INCORPORATOR: The name and post office address of the Incorporator signing these Articles of Incorporation is as follows:

NAME	POST OFFICE ADDRESS
Resident Agents of Nevada, Inc.	711 S. Carson St. Suite 4 Carson City, Nevada 89701

VI. DIRECTORS: The governing board of this corporation shall be known as directors, and the first Board shall consist of one (1) director.

The number of directors may, pursuant to the By-Laws, be increased or decreased by the Board of Directors, provided there shall be no less than one (1) nor more than nine (9) Directors.

The name and post office addresses of the directors constituting the first Board of Directors is as follows:

NAME	POST OFFICE ADDRESS
Mark R. Holcombe	Caves Village, West Bay Street Nassau, New Providence Bahamas CB-12043

VII. STOCK NON-ASSESSABLE: The capital stock, or the holders thereof, after the amount of the subscription price has been paid in, shall not be subject to any assessment whatsoever to pay the debts of the corporation.

VIII. TERM OF EXISTENCE: This corporation shall have perpetual existence.

IX. CUMULATIVE VOTING: No cumulative voting shall be permitted in the election of directors.

X. PREEMPTIVE RIGHTS: Shareholders shall not be entitled to preemptive rights.

XI. LIMITED LIABILITY: No officer or director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer or director, except for liability (I) for any breach of the officer or directors duty of loyalty to the Corporation or its Stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the officer or director derived any improper personal benefit. If the Nevada General Corporation Law is amended after the date of incorporation to authorize corporate action further eliminating or limiting the personal liability of officers or directors, then the liability of an officer or director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law, or amendments thereto. No repeal or modification of this paragraph shall adversely affect any right or protection of an officer or director of the Corporation existing at the time of such repeal or modification.

XII. INDEMNIFICATION: Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a proceeding), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an officer or director of the Corporation or is or was serving at the request of the Corporation as an officer or director of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans whether the basis of such proceeding is alleged action in an official capacity as an officer or director shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Nevada General Corporation Law, as the same exists or may hereafter be

amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys fees, judgments, fines, excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be an officer or director and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided herein with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided however, that, if the Nevada General Corporation Law requires the payment of such expenses incurred by an officer or director in his or her capacity as an officer or director (and not in any other capacity in which service was or is rendered by such person while an officer or director, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, payment shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such officer or director, to repay all amounts so advanced if it shall ultimately be determined that such officer or director is not entitled to be indemnified under the Section or otherwise.

If a claim hereunder is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful, in whole or in part, the claimant shall be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Nevada General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

The Corporation may maintain insurance, at its expense, to protect itself and any officer, director, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada General Corporation Law.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification to any employee or agent of the Corporation tot he fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of officers and directors of the Corporation or individuals serving at the request of the Corporation as an officer, director, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise.

THE UNDERSIGNED, being the Incorporator hereinafter named for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Nevada, does make and file these Articles of Incorporation, hereby declaring and certifying the facts herein stated are true, and, accordingly, has hereunto set her hand this 6th day of November, 2007.

Sandra L. Miller, Sole Incorporator
for Resident Agents of Nevada, Inc.

STATE OF NEVADA)
) SS.
COUNTY OF CARSON)

On this 6th day of November, 2007, before me, a Notary Public, personally appeared Sandra L. Miller who acknowledged to me that she executed the above instrument.

DIANE E. KALINOWSKI
Notary Public, State of Nevada
Appointment No. 99-S9744-5
My Appt. Expires Oct 28, 2011

Notary Public

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

In the matter of Sandfield Ventures Corp., I, Sandra L. Miller on behalf of Resident Agents of Nevada, Inc., with address at 711 S. Carson St. Suite 4, Carson City, Nevada 89701, hereby accept the appointment as Resident Agent of the above-entitled corporation in accordance with NRS 78.090.

Furthermore, that the mailing address for the above registered office is 711 S. Carson St. Suite 4, Carson City, Nevada 89701.

IN WITNESS WHEREOF, I hereunto set my hand this 6th day of November, 2007.

Sandra L. Miller for
Resident Agents of Nevada, Inc.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Filed in the office of	Document Number 20130410585-49
[signature]	Filing Date and Time 06/21/2013 1:50 PM
Ross Miller Secretary of State State of Nevada	Entity Number E0761652007-8

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) **Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.**

Trident Brands Incorporated
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Sandfield Ventures Corp.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Sandfield Ventures Corp.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00
This form must be accompanied by appropriate fees.

{W0196793.DOCX}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(*options a, b, or c must be used, as applicable, for each entity*) (If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Trident Brands Incorporated
Name of merging entity, if applicable

Sandfield Ventures Corp.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Sandfield Ventures Corp.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

{W0196793.DOCX}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) **Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

Article One of the Articles of Incorporation of Sandfield Ventures Corp. is hereby amended to change the name of Sandfield Ventures Corp. to **Trident Brands Incorporated**

6) **Location of Plan of Merger (check a or b):**

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) **Effective date (optional)**:** July 8, 2013

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

{W0196793.DOCX}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***

(if there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.):

Trident Brands Incorporated
Name of merging entity

X [signature] | President | June 21, 2013
Signature | **Title** | **Date**

Sandfield Ventures Corp.
Name of merging entity

X [signature] | President | June 21, 2013
Signature | **Title** | **Date**

Name of merging entity

Signature | **Title** | **Date**

Name of merging entity

Signature | **Title** | **Date**

Sandfield Ventures Corp.
Name of surviving entity

X [signature] | President | June 21, 2013
Signature | **Title** | **Date**

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT dated as of June 21, 2013.

BETWEEN:

SANDFIELD VENTURES CORP., a Nevada corporation, having its office at 711 S. Carson Street, Suite 4, Carson City, Nevada 89701

("Sandfield")

AND:

TRIDENT BRANDS INCORPORATED, a Nevada corporation, having its office at 711 S. Carson Street, Suite 4, Carson City, Nevada 89701

("Trident")

WHEREAS:

A. Trident is the wholly-owned subsidiary of Sandfield;

B. The board of directors of Trident and Sandfield deem it advisable and in the best interests of their respective companies and shareholders that Trident be merged with and into Sandfield, with Sandfield remaining as the surviving corporation under the name "Trident Brands Incorporated";

C. The board of directors of Trident have approved the plan of merger embodied in this Agreement; and

D. The board of directors of Sandfield have approved the plan of merger embodied in this Agreement.

THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto do hereby agree to merge on the terms and conditions herein provided, as follows:

1. THE MERGER

1.1 The Merger

Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), Trident shall be merged with and into Sandfield in accordance with the applicable laws of the State of Nevada (the "**Merger**"). The separate existence of Trident shall cease, and Sandfield shall be the surviving corporation under the name "Trident Brands

Incorporated" (the "**Surviving Corporation**") and shall be governed by the laws of the State of Nevada.

1.2 Effective Date

The Merger shall become effective on the date and at the time (the "**Effective Date**") that:

(a) the Articles of Merger, in substantially the form annexed hereto as Appendix A, that the parties hereto intend to deliver to the Secretary of State of the State of Nevada, are accepted and declared effective by the Secretary of State of the State of Nevada; and

(b) after satisfaction of the requirements of the laws of the State of Nevada.

1.3 Articles of Incorporation

On the Effective Date, the Articles of Incorporation of Sandfield, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation except that Article 1 of the Articles of Incorporation of Sandfield, as the Surviving Corporation, shall be amended to state that the name of the corporation is "Trident Brands Incorporated".

1.4 Bylaws

On the Effective Date, the Bylaws of Sandfield, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

1.5 Directors and Officers

The directors and officers of Sandfield immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2. <u>CONVERSION OF SHARES</u>

2.1 Common Stock of Sandfield

Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of common stock of Sandfield, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and non-assessable share of the common stock of the Surviving Corporation, par value of $0.001 per share (the "**Survivor Stock**").

2.2 Common Stock of Trident

Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of Trident, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be cancelled.

2.3 Exchange of Certificates

Each person who becomes entitled to receive any Survivor Stock by virtue of the Merger shall be entitled to receive from the Surviving Corporation a certificate or certificates representing the number of Survivor Stock to which such person is entitled as provided herein.

3. <u>EFFECT OF THE MERGER</u>

3.1 Rights, Privileges, etc.

On the Effective Date of the Merger, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of Trident and Sandfield; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of Trident and Sandfield on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed, title to any real estate, or any interest therein vested in Trident or Sandfield, shall not revert or in any way be impaired by reason of this merger; and all of the rights of creditors of Trident and Sandfield shall be preserved unimpaired, and all liens upon the property of Trident or Sandfield shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.

3.2 Further Assurances

From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Trident such deeds and other instruments, and there shall be taken or caused to be taken by it such further other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Trident and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Trident or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4. **GENERAL**

4.1 **Abandonment**

Notwithstanding any approval of the Merger or this Agreement by the shareholders of Trident or Sandfield or both, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, by mutual written agreement of Trident and Sandfield.

4.2 **Amendment**

At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the board of directors of both Trident and Sandfield.

4.3 **Governing Law**

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

4.4 **Counterparts**

In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

4.5 **Electronic Means**

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date set forth above.

TRIDENT BRANDS INCORPORATED

Per: ______________________
Authorized Signatory

SANDFIELD VENTURES CORP.

Per: ______________________
Authorized Signatory

APPENDIX A

To the Agreement and Plan of Merger between
Sandfield Ventures Corp. and Trident Brands Incorporated

Articles of Merger

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) **Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.**

Trident Brands Incorporated
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Sandfield Ventures Corp.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Sandfield Ventures Corp.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00
This form must be accompanied by appropriate fees.

{W0196791.DOC}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Trident Brands Incorporated
Name of merging entity, if applicable

Sandfield Ventures Corp.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Sandfield Ventures Corp.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

{W0096791.DOC}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

(98296791.DOC)

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) **Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

Article One of the Articles of Incorporation of Sandfield Ventures Corp. is hereby amended to change the name of Sandfield Ventures Corp. to **Trident Brands Incorporated**

6) **Location of Plan of Merger (check a or b):**

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) **Effective date (optional)**:**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

(wdmerge.DOC)

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***

(if there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.):

Trident Brands Incorporated
Name of merging entity

Signature	Title	Date
	President	

Sandfield Ventures Corp.
Name of merging entity

Signature	Title	Date
	President	

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Sandfield Ventures Corp.
Name of surviving entity

Signature	Title	Date
	President	

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

[WINSON.DOC]

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

TRIDENT BRANDS INCORPORATED

Nevada Business Identification # NV20071735928

Expiration Date: November 30, 2013

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

This license shall be considered valid until the expiration date listed above unless suspended or revoked in accordance with Title 7 of Nevada Revised Statutes.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on June 21, 2013

ROSS MILLER
Secretary of State

This document is not transferable and is not issued in lieu of any locally-required business license, permit or registration.

Please Post in a Conspicuous Location

You may verify this Nevada State Business License online at www.nvsos.gov under the Nevada Business Search.

040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number 20130409207-48
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 06/21/2013 8:44 AM
	Entity Number E0306532013-1

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	TRIDENT BRANDS INCORPORATED
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: RESIDENT AGENTS OF NEVADA, INC. (Name) [ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity: Street Address: City: Nevada Zip Code: Mailing Address (if different from street address): City: Nevada Zip Code:
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares *with par value:* 75000000 — Par value per share: $ 0.0010 — Number of shares *without par value:* 0
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) MARK R HOLCOMBE (Name) 711 S. CARSON ST. STE 4 (Street Address) — CARSON CITY (City) — NV (State) — 89701 (Zip Code) 2) Name: Street Address: City: State: Zip Code:
5. Purpose: (optional; see instructions)	*The purpose of the corporation shall be:* ANY LEGAL PURPOSE
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	MARK R HOLCOMBE (Name) — X MARK R HOLCOMBE (**Incorporator Signature**) 711 S. CARSON ST. STE 4 (Address) — CARSON CITY (City) — NV (State) — 89701 (Zip Code)
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X RESIDENT AGENTS OF NEVADA, INC. — **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** — 6/21/2013 (Date)

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Trident Brands Incorporated
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: National Registered Agents of NV Name [ ] Noncommercial Registered Agent (name and address below) OR [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value: 75,000,000 — Par value per share: $ 0.001 — Number of shares without par value: n/a
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) Mark R. Holcombe Name 711 S. Carson St. Ste 4 / Carson City / NV / 89701 Street Address / City / State / Zip Code 2) Name Street Address / City / State / Zip Code
5. Purpose: (optional; see instructions)	The purpose of the corporation shall be: Any lawful business activity
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	Mark R. Holcombe — X [signature] Name — Incorporator Signature 711 S. Carson St. Ste 4 / Carson City / NV / 89701 Address / City / State / Zip Code
7. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity. X Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

This form must be accompanied by appropriate fees.
W0196783

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

180301

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/business/forms/ra.asp

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of Trident Brands Incorporated
Name of Represented Business Entity

I, Resident Agents Of Nevada, Inc. am a:
Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent*

(complete only one)

a) X commercial registered agent listed with the Nevada Secretary of State,

b) noncommercial registered agent with the following address for service of process:

Street Address | City | Nevada | Zip Code

Mailing Address (If different from street address) | City | Nevada | Zip Code

c) represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

and hereby state that on 6/20/2013 (Date) I accepted the appointment as registered agent for the above named business entity.

X Rebecca Bathurst
Authorized Signature of R.A. or On Behalf of R.A. Company

6/20/13
Date

*If changing Registered Agent when reinstating, officer's signature required.

X
Signature of Officer

Date

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **TRIDENT BRANDS INCORPORATED**, did on June 21, 2013, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on June 21, 2013.

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20130621-0411
You may verify this certificate
online at **http://www.nvsos.gov/**